                                                                     Exhibit 4.1

                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption
"Experts-Independent Auditors" and to the use of our report dated December 4, 2002 in the Amendment No. 1 to the Registration Statement (No. 333-101539) and related Prospectus of Claymore Securities Defined Portfolios, Series 141.

                                                      /s/ Grant Thornton LLP
                                                          Grant Thornton LLP

Chicago, Illinois
December 4, 2002